TURNER FUNDS

                            TURNER MIDCAP VALUE FUND

       IMPORTANT NOTICE REGARDING CHANGES IN NAME AND INVESTMENT POLICIES

                        SUPPLEMENT DATED JANUARY 31, 2003
                    TO THE PROSPECTUS DATED JANUARY 31, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The Board of Trustees of the Turner Funds have approved certain changes to the Turner Midcap Value Fund (the "Fund"), effective April 15, 2003. On that date, the Fund's name will be changed to the Turner Core Value Fund, and the Fund will change its principal investment strategy to a "core" approach that will permit it to invest substantially in equity securities of medium capitalization companies believed to be undervalued, and also in small and large capitalization securities.

Until April 15, 2003, the Fund will retain its current name and current principal investment strategy, which is a non-fundamental investment policy, of investing at least 80% of its net assets in common stocks and other equity securities of U.S. companies with medium market capitalizations that its sub-adviser believes are undervalued relative to the market or their historic valuation.

The Fund's new Prospectus, which is included along with this notice, incorporates each of the changes discussed above. You may obtain additional information about these changes by calling the Fund's Investors Services Group at 1-800-224-6312.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


TUR-FS1-030-13